UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 18, 2011

Vertro, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware	0-30428	88-0348835
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

143 Varick Street
New York, New York 10013
(212) 231-2000
(Address, including zip code, and telephone number
including area code of Registrant's
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On May 19, 2011, Vertro, Inc. (the “Company”) entered into Amendment One to Sublease Agreement (the “Amendment”) with MIVA AK, Inc., a Delaware corporation (“MIVA AK”), which amends the Sublease Agreement, dated March 31, 2010, between the Company and MIVA AK (the “Original Sublease”). Pursuant to the terms of the Amendment, MIVA AK subleased an additional 2,392 square feet of office space from the Company in Ft. Myers, Florida, on substantially the same terms as the Original Sublease.

The foregoing description of the Amendment and Original Sublease does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 10.1.

This Current Report on Form 8-K contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “will,” “plan,” “intend,” “anticipate,” “believe” or “expect'” or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond the Company's control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. The Company undertakes no obligation to update the information contained herein.

Item 7.01	Regulation FD Disclosure.

On May 24, 2011, Peter Corrao, Vertro's President and CEO will be presenting a company overview to conference delegates at the B. Riley & Co. 12th Annual Investor Conference on May 24th in Santa Monica, CA.

A copy of the press release announcing the presentation and the presentation materials are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment One to Sublease Agreement, dated May 19, 2011, between Vertro, Inc. and MIVA AK, Inc.
99.1	Press release, dated May 18, 2011, entitled “Vertro, Inc. To Present at the B. Riley & Co. 12th Annual Investor Conference on May 24th”
99.2	Presentation materials for the B. Riley & Co. 12th Annual Investor Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vetro, Inc.

Date: May 23, 2011	By:	/s/ John B. Pisaris
John B. Pisaris
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment One to Sublease Agreement, dated May 19, 2011, between Vertro, Inc. and MIVA AK, Inc.
99.1	Press release, dated May 18, 2011, entitled “Vertro, Inc. To Present at the B. Riley & Co. 12th Annual Investor Conference on May 24th”
99.2	Presentation materials for the B. Riley & Co. 12th Annual Investor Conference.